UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):August 22, 2017 (August 16, 2017)

ADVANSOURCE BIOMATERIALS CORPORATION

(Exact name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-28034	04-3186647
(Commission File Number)	(I.R.S. Employer Identification Number)

229 Andover Street

Wilmington, MA 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 657-0075

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02

Compensatory Arrangements of Certain Officers

Effective August 16, 2017, the Board of Directors of Advansource Biomaterials Corporation (the “Company”) adopted and approved the 2017 Non-Qualified Equity Incentive Plan (the “2017 Plan”) The purpose of 2017 Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make, or are expected to make, important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders.

All of the Company’s executives, employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock awards or other stock-based awards (each, an “Award”) under the 2017 Plan. Each person who has been granted an Award under the 2017 Plan shall be deemed a “Participant”.

The 2017 Plan will be administered by the Board of Directors of the Company (the “Board”). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the 2017 Plan as it shall deem advisable, subject to and in accordance with the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). The Board may correct any defect, supply any omission or reconcile any inconsistency in the 2017 Plan or any Award in the manner and to the extent it shall, in its sole discretion, deem appropriate, provided that no such correction or reconciliation would cause any Award to become subject to Section 409A of the Code. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the 2017 Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the 2017 Plan made in good faith.

Subject to adjustment as set forth in the 2017 Plan, Awards may be made under the 2017 Plan for up to Seven Million (7,000,000) shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part, including as the result of shares of Common Stock subject to such Award being repurchased by the Company pursuant to a contractual repurchase right, or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the 2017 Plan. Shares issued under the 2017 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. The terms and conditions of each Option shall be set forth in a written option agreement (an “Option Agreement”) to be entered into between the Company and the recipient of each Option.  Options granted under the 2017 Plan shall be non-statutory stock options.

The Board shall establish the exercise price at the time each Option is granted and specify such exercise price in the applicable Option Agreement, which exercise price for each Stock Option shall be equal to a price per share that is at least equal to the fair market value of the Common Stock on the date of the grant, as determined by the Board in a manner intended, in good faith, to comply with the requirements of Sections 422 and 409A of the Code, as applicable. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option Agreement, provided, however, that no Option will be granted for a term in excess of 10 years. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice, including electronic notice, approved by the Board together with payment in full for the number of shares for which the Option is exercised.

The Board may also grant Awards involving the issuance to recipients of shares of Common Stock, subject to the right of the Company to repurchase all or a portion  of such shares at their issue price or other stated or formula price, or to require forfeiture of such shares if issued at no cost,  from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”). The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase, or forfeiture, and the issue price, if any; provided, however, that each Restricted Stock Award shall be issued in a manner and on such terms as comply with Section 409A of the Code.

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock, the grant of stock appreciation rights and the grant of fully vested shares of Common Stock; provided, however, that any such Awards shall be issued in a manner and on such terms as comply with Section 409A of the Code.

Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary, as defined in the 2017 Plan, shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.37	AdvanSource Biomaterials Corporation 2017 Non-Qualified Equity Incentive Plan adopted by the Board of Directors effective August 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AdvanSource Biomaterials Corporation
By:	/s/ Michael F. Adams
Michael F. Adams President and Chief Executive Officer

Dated: August 22, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.37	AdvanSource Biomaterials Corporation 2017 Non-Qualified Equity Incentive Plan adopted by the Board of Directors effective August 16, 2017.